SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2001


                          IMPLANT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                          ----------------------------

        MASSACHUSETTS                000-25839                04-2837126
(State or other jurisdiction      (Commission File         (I.R.S. Employer
      of incorporation)               Number)             Identification No.)


                    107 AUDUBON ROAD #5, WAKEFIELD, MA  01880
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (781) 246-0700


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On November 9, 2001, Implant Sciences Corporation, a Massachusetts corporation (the "Company") filed its Definitive Proxy Statement on Form 14A. The Company inadvertently omitted the Report of the Audit Committee and the Audit Committee Charter. This information is now being provided.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year ended June 30, 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.


                                             Shunkichi  Shimizu
                                             Pasquale Ruggieri


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)     EXHIBITS.

NUMBER       TITLE
------       -----

99.1         Audit Committee Charter


                                        2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IMPLANT SCIENCES CORPORATION



                                    By:  /s/ Anthony J. Armini
                                       ---------------------------------------
                                         Anthony J. Armini
                                         President and Chief Executive Officer


Date:  April 30, 2002


                                        3
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                                  EXHIBIT INDEX

NUMBER       TITLE
------       -----

99.1         Audit Committee Charter


                                        4
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